Supplement Dated February 28, 2023
to the Thrivent Mutual Funds Prospectus and the Thrivent Multidimensional Income Fund Summary Prospectus, each dated February 28, 2023
Effective immediately, the “Average Annual Total Returns” table under “Performance” is deleted and replaced with the following:
Average Annual Total Returns(Periods Ending December 31, 2022)

			Since Inception
	1 Year	5 Years	2/28/2017
Class S (before taxes)	(13.49)%	1.04%	1.72%
Class S (after taxes on distributions)	(14.91)%	(0.63)%	0.05%
Class S (after taxes on distributions and redemptions)	(7.84)%	0.22%	0.72%
Bloomberg U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	(11.19)%	2.31%	2.74%
Bloomberg Emerging Markets USD Sovereign Index (reflects no deduction for fees, expenses or taxes)	(17.43)%	(1.63)%	(0.44)%
S&P U.S. Preferred Stock Total Return Index (reflects no deduction for fees, expenses or taxes)	(18.93)%	1.01%	1.59%
Please include this Supplement with your Prospectus and Summary Prospectus.
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